                                                                   EXHIBIT 10.1

Notice of Grant of Stock Options       TOO, Inc.
                                       ID: 31-1333930                  TOO, INC
                                       8223 Walton Parkway
                                       New Albany, OH 43054

Name: ___________________________           Option No.: ___________________
Address: ________________________           Plan:  ________________________
_________________________________           ID:    ________________________

Effective ____________, 200_, you have been granted a (n)
[Incentive/Non-qualified] Stock Option to buy ________ shares of TOO, Inc. (the Company) stock at $____________ per share.

The total option price of the shares granted is $___________.

Shares in each period will become fully vested on the date shown.

Shares           Vest Type           Full Vest        Expiration
------           ---------           ---------        ----------

[_____]          On Vest Date         [date]            [date]
[_____]          On Vest Date         [date]            [date]
[_____]          On Vest Date         [date]            [date]
[_____]          On Vest Date         [date]            [date]

Stock Award Type: [ ] Incentive Stock Options
                  [ ] Non-qualified Stock Options
                  [ ] Performance Vesting Restricted Stock
                  [ ] Service Vesting Restricted Stock
                  [ ] Other:
-------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option and Performance Incentive Plan as amended and a Confidentiality Agreement, all of which are attached and made a part of this document.
________________________________________________________________________________

_______________________________                        _________________________
TOO, Inc.                                              Date

_______________________________                        _________________________
[grantee]                                              Date

Please return one signed copy of this agreement to the Stock Plan Administrator in the Human Resources Dept. at Too, Inc. 8323 Walton Parkway, New Albany, OH 43054. Phone: 614/775-3470